(2_FIDELITY_LOGOS)FIDELITY

CONGRESS STREET
FUND
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3     Ned Johnson on investing
                               strategies.

PERFORMANCE              4     How the fund has done over time.

FUND TALK                6     The manager's review of fund
                               performance, strategy and outlook.

INVESTMENT CHANGES       8     A summary of major shifts in the
                               fund's investments over the past six
                               months.

INVESTMENTS              9     A complete list of the fund's
                               investments with their market
                               values.

FINANCIAL STATEMENTS     12    Statements of assets and liabilities,
                               operations, and changes in net
                               assets,
                               as well as financial highlights.

NOTES                    16    Notes to the financial statements.

REPORT OF INDEPENDENT    18    The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5    PAST 10
                                   YEAR     YEARS     YEARS

Congress Street                    38.63%   108.93%   328.30%

S&P 500(registered trademark)      37.58%   115.52%   300.54%

Average Growth & Income Fund       30.82%   105.29%   232.79%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a return of 5% over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the average growth and income fund, which reflects the performance of 438 growth & income funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

Congress Street                    38.63%   15.88%   15.66%

S&P 500(registered trademark)      37.58%   16.60%   14.89%

Average Growth & Income Fund       30.82%   15.31%   12.64%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
              Congress St. (0Standard & Poor
     12/31/85       10000.00       10000.00
     01/31/86       10048.50       10056.00
     02/28/86       10936.21       10808.19
     03/31/86       11782.77       11411.29
     04/30/86       11679.02       11282.34
     05/31/86       12429.72       11882.56
     06/30/86       12666.54       12083.37
     07/31/86       12267.36       11407.91
     08/31/86       12976.35       12254.38
     09/30/86       11664.12       11240.94
     10/31/86       12527.81       11889.55
     11/30/86       12835.68       12178.46
     12/31/86       12621.38       11867.91
     01/31/87       14328.89       13466.52
     02/28/87       14988.64       13998.45
     03/31/87       15159.24       14403.00
     04/30/87       14829.29       14274.81
     05/31/87       14814.03       14399.01
     06/30/87       15645.68       15126.15
     07/31/87       16433.08       15893.05
     08/31/87       17124.34       16485.86
     09/30/87       16834.40       16124.82
     10/31/87       13387.34       12651.53
     11/30/87       12180.67       11609.05
     12/31/87       13225.84       12492.50
     01/31/88       13472.23       13018.43
     02/29/88       14077.89       13625.09
     03/31/88       13508.79       13204.07
     04/30/88       13577.43       13350.64
     05/31/88       13741.79       13466.79
     06/30/88       14402.45       14084.92
     07/31/88       14221.98       14031.39
     08/31/88       13949.66       13554.33
     09/30/88       14619.99       14131.74
     10/31/88       14929.37       14524.60
     11/30/88       14715.06       14316.90
     12/31/88       14879.29       14567.45
     01/31/89       15848.35       15633.78
     02/28/89       15467.00       15244.50
     03/31/89       15775.71       15599.70
     04/30/89       16738.17       16409.32
     05/31/89       17396.86       17073.90
     06/30/89       17179.31       16976.58
     07/31/89       18994.70       18509.57
     08/31/89       19004.73       18872.35
     09/30/89       18926.16       18794.98
     10/31/89       18929.51       18358.93
     11/30/89       19427.65       18733.46
     12/31/89       19985.22       19183.06
     01/31/90       18406.72       17895.87
     02/28/90       18665.80       18126.73
     03/31/90       19422.45       18607.09
     04/30/90       19101.60       18141.91
     05/31/90       21033.55       19910.75
     06/30/90       21329.90       19775.36
     07/31/90       21401.11       19712.07
     08/31/90       19660.67       17930.10
     09/30/90       18590.71       17056.91
     10/31/90       18729.66       16983.56
     11/30/90       19846.53       18080.70
     12/31/90       20499.99       18585.15
     01/31/91       21146.11       19395.46
     02/28/91       22689.62       20782.24
     03/31/91       23371.64       21285.17
     04/30/91       23341.13       21336.26
     05/31/91       24190.06       22257.98
     06/30/91       23014.67       21238.57
     07/31/91       24133.09       22228.28
     08/31/91       25004.58       22755.09
     09/30/91       24683.22       22375.08
     10/31/91       25320.50       22674.91
     11/30/91       24610.60       21761.11
     12/31/91       27177.21       24250.58
     01/31/92       26543.60       23799.52
     02/29/92       26484.66       24108.91
     03/31/92       25928.41       23638.79
     04/30/92       26383.36       24333.77
     05/31/92       26370.46       24453.01
     06/30/92       25792.76       24088.66
     07/31/92       26936.12       25073.88
     08/31/92       26505.96       24559.87
     09/30/92       26388.65       24849.67
     10/31/92       26248.99       24936.65
     11/30/92       26930.54       25786.99
     12/31/92       27010.37       26104.17
     01/31/93       26664.54       26323.44
     02/28/93       27006.59       26681.44
     03/31/93       27365.65       27244.42
     04/30/93       27012.26       26585.11
     05/31/93       27849.43       27297.59
     06/30/93       27616.43       27376.75
     07/31/93       27232.12       27267.24
     08/31/93       28241.64       28300.67
     09/30/93       27870.72       28082.76
     10/31/93       28863.03       28664.07
     11/30/93       28819.06       28391.76
     12/31/93       29184.95       28735.30
     01/31/94       29578.68       29712.30
     02/28/94       29295.50       28907.10
     03/31/94       28030.89       27646.75
     04/30/94       28042.53       28000.63
     05/31/94       28678.72       28459.84
     06/30/94       27744.14       27762.57
     07/31/94       28841.73       28673.18
     08/31/94       30261.34       29848.78
     09/30/94       29923.62       29117.49
     10/31/94       30718.83       29772.63
     11/30/94       30214.21       28688.31
     12/31/94       30894.37       29113.76
     01/31/95       31785.09       29868.68
     02/28/95       32877.08       31032.66
     03/31/95       33604.40       31948.44
     04/30/95       34847.83       32889.32
     05/31/95       36095.24       34203.90
     06/30/95       37013.56       34998.46
     07/31/95       37913.04       36159.01
     08/31/95       37804.13       36249.77
     09/30/95       39861.22       37779.51
     10/31/95       40361.38       37644.64
     11/30/95       41773.11       39297.24
     12/29/95       42825.97       40054.10

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Congress Street Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $42,830 - a 328.30% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $40,054 - a 300.54% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended
December 31, 1995. The Standard
& Poor's Composite Index of 500
Stocks finished the 12-month
period with a total return of
37.58% (including reinvested
dividends ) - well above its
historical annual average of
roughly 12%. With inflation
posing little threat, interest rates
fell during the first half of 1995.
The Federal Reserve Board cut
the fed funds rate - the rate
banks charge each other for
overnight loans - twice, in July
and December.
Large-capitalization stocks led
the rally, with the weak dollar
helping to bolster overseas
business. Technology companies
posted the strongest earnings
growth and stock price gain,
although they faltered somewhat in
the fourth quarter. Lower interest
rates and continued merger and
acquisition activity helped
financial stocks perform well. In
November, the Dow Jones
Industrial Average closed above
5000 for the first time. Returns
from foreign markets suffered as
investors brought capital back to
the U.S. The Morgan Stanley
Emerging Markets Free Index was
down 5.21% for the 12 months
ended December 31. The Morgan
Stanley EAFE (Europe, Australia,
Far East) Index was up 11.21% for
the year. European markets fared
well through 1995, while the
Japanese market recently has
shown signs of recovery.
A Message from Jonathan F. Weed, Portfolio Manager of Fidelity
Congress Street Fund
Dear Congress Street Fund Shareholder:
In 1995, the U.S. stock market prospered. For the 12 months ended December 31, 1995, the fund had a total return of 38.63%. That beat the 37.58% total return of the Standard & Poor's Composite Index of 500 Stocks during the same period. The fund outperformed the average growth and income fund tracked by Lipper Analytical Services, which returned 30.82%.
Continued positive news on several fronts worked to fuel the banner year for stock market performance in the U.S. in 1995. Above all, while we saw some indications of a slowdown in the fourth quarter, continued strong corporate earnings over the year pushed stock prices higher. Part of this earnings strength can be attributed to the weak U.S. dollar, as lower prices for U.S. goods and services abroad helped enhance corporate profits. In addition, demand for stocks driven by positive investor sentiment helped pave the way for 1995's outstanding rally.
Changes in market sentiment toward certain sectors and shifts in individual company earnings performance affected both the market and the fund. Technology stocks, some of the main drivers of the market through the first three quarters, saw sharp stock price drops in the second half of the year. While earnings for many of these companies continued to grow, earnings disappointments cropped up. IBM(down 5% over the past six months) and Motorola (down 15%) were two investments that detracted from performance. Also on the negative side, companies whose businesses are perceived to be cyclical - moving up or down with the economy - fell out of favor, because of investors' concerns regarding the economic slowdown. The fund's investments in paper and forest product companies International Paper (down 12% over the past six months) and Union Camp (down 18%) detracted from performance.
On the positive side, the fund's health care stocks provided solid returns over the past six months. Guidant Corporation (up 76% since spinning off from Eli Lilly in September), a company that develops cardiac care devices, rode the strong wave of returns provided by biotechnology stocks in the second half of 1995. With many investors convinced that much of the technology sector was overpriced, they turned to biotechnology because of attractive valuations and an active drug pipeline. Other stocks that helped the fund included pharmaceutical companies, often seen as defensive investments because demand for their products generally remains steady regardless of the economic backdrop. Eli Lilly (up 43% during the past six months), Merck (up 34%), Johnson & Johnson (up 27%) and American Home Products (up 25%) were examples of stocks that benefited from investors looking to insulate themselves from the effects of the economic slowdown. The same could be said for General Electric (up 28%).
Where does the market go from here? It's always difficult to predict, and after such an extraordinary year, it's even harder. It's important to understand that 1995's strong returns are the exception more than the rule, and that it's more than conceivable 1996 may prove to be less favorable. One of the main factors affecting the market will be the economy. With the economy slowing, the question remains how that will affect corporate profits and stock prices. Consumer confidence and the results of this year's elections also will bear watching, as will the dollar's relative value. The last piece of the puzzle will be interest rates, as they have a direct impact on profits and economic activity. Although it will be interesting to see how all of these pieces fall into place over the next year, history has shown that stocks can provide excellent growth for long-term investors.
Sincerely,
Jonathan F. Weed
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1995
                               % OF FUND'S   % OF FUND'S INVESTMENT
                               INVESTMENTS   S
                                             IN THESE STOCKS
                                             6 MONTHS AGO

Johnson & Johnson              5.5           5.0

Hewlett-Packard Co.            5.0           5.2

General Electric Co.           4.4           3.9

Boeing Co.                     4.3           4.0

Coca-Cola Company (The)        4.3           4.2

American Home Products corp.   4.1           3.7

GTE Corp.                      3.8           3.4

Merck & Co., Inc.              3.7           3.2

International Paper Co.        3.7           4.8

United Technologies Corp.      3.6           3.4

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                   % OF FUND'S   % OF FUND'S INVESTMENT
                   INVESTMENTS   S
                                 IN THESE MARKET SECTORS
                                 6 MONTHS AGO

Health             21.3          17.9

Nondurables        19.5          20.3

Technology         12.9          14.7

Energy             9.0           9.0

Basic Industries   6.8           8.9

ASSET ALLOCATION
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 43.7
Row: 1, Col: 3, Value: 6.3
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 43.9
Row: 1, Col: 3, Value: 6.1
Stocks 93.7%
Short-term
investments 6.3%
Stocks 93.9%
Short-term
investments 6.1%
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 4.3%
Boeing Co.  45,654 $ 3,578,131
BASIC INDUSTRIES - 6.8%
CHEMICALS & PLASTICS - 0.8%
Eastman Chemical Co.  10,953  685,932
PAPER & FOREST PRODUCTS - 6.0%
International Paper Co.  80,198  3,037,499
Union Camp Corp.  40,000  1,905,000
   4,942,499
TOTAL BASIC INDUSTRIES   5,628,431
CONGLOMERATES - 3.6%
United Technologies Corp.  31,500  2,988,563
ENERGY - 9.0%
OIL & GAS - 9.0%
Chevron Corp.  40,000  2,100,000
Exxon Corp.  33,000  2,644,125
Mobil Corp.  23,900  2,676,800
TOTAL ENERGY   7,420,925
FINANCE - 2.0%
BANKS - 2.0%
Bankers Trust New York Corp.  24,962  1,659,973
HEALTH - 21.3%
DRUGS & PHARMACEUTICALS - 14.0%
American Home Products Corp.  34,501  3,346,597
Lilly (Eli) & Co.  37,368  2,101,950
Merck & Co., Inc.  46,886  3,082,755
Pharmacia & Upjohn, Inc.  75,763  2,935,816
   11,467,118
MEDICAL EQUIPMENT & SUPPLIES - 7.3%
Guidant Corp.  34,526  1,458,724
Johnson & Johnson  52,822  4,522,884
   5,981,608
TOTAL HEALTH   17,448,726
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
ELECTRICAL EQUIPMENT - 4.4%
General Electric Co.  50,000 $ 3,600,000
POLLUTION CONTROL - 0.7%
WMX Technologies, Inc.  20,000  597,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   4,197,500
MEDIA & LEISURE - 2.3%
PUBLISHING - 2.3%
Knight-Ridder, Inc.  30,000  1,875,000
NONDURABLES - 19.5%
BEVERAGES - 7.4%
Anheuser-Busch Companies, Inc.  38,336  2,563,720
Coca-Cola Company (The)  47,434  3,521,975
   6,085,695
FOODS - 6.5%
Campbell Soup Co.  47,918  2,875,080
Heinz (H.J.) Co.  74,859  2,479,704
   5,354,784
HOUSEHOLD PRODUCTS - 3.4%
Colgate-Palmolive Co.  40,433  2,840,418
TOBACCO - 2.2%
Philip Morris Companies, Inc.  20,000  1,810,000
TOTAL NONDURABLES   16,090,897
TECHNOLOGY - 12.9%
COMPUTERS & OFFICE EQUIPMENT - 5.9%
Hewlett-Packard Co.  48,950  4,099,563
International Business Machines Corp.  8,211  753,359
   4,852,922
ELECTRONICS - 3.5%
Motorola, Inc.  51,200  2,918,400
PHOTOGRAPHIC EQUIPMENT - 3.5%
Eastman Kodak Co.  43,012  2,881,804
TOTAL TECHNOLOGY   10,653,126
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.8%
RAILROADS - 0.8%
Union Pacific Corp.  9,660 $ 637,560
UTILITIES - 6.1%
ELECTRIC UTILITY - 2.3%
Consolidated Edison Co. of New York, Inc.  26,264  840,448
Potomac Electric Power Co.  40,000  1,050,000
   1,890,448
TELEPHONE SERVICES - 3.8%
GTE Corp.  71,838  3,160,872
TOTAL UTILITIES   5,051,320
TOTAL COMMON STOCKS
(Cost $18,061,178)   77,230,152
REPURCHASE AGREEMENTS - 6.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury Obligations),
in a joint trading account at 5.88%
dated 12/29/95 due 1/2/96  $ 5,207,398  5,204,000
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $23,265,178)  $ 82,434,152

INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $23,265,178. Net unrealized appreciation aggregated $59,168,974, of which $59,467,553 related to appreciated investment securities and $298,579 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $940,400 of which $940,000 and $400 will expire on December 31, 1999 and 2000, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

1.ASSETS                                                     2.          3.

4.Investment in securities, at value (including              5.          $ 82,434,152
repurchase agreements of $5,204,000) (cost
$23,265,178) -
See accompanying schedule

6.Cash                                                       7.           332


8.Dividends receivable                                       9.           209,074

10. 11.TOTAL ASSETS                                          12.          82,643,558

13.LIABILITIES                                               14.         15.

Dividends payable                                            $ 683,673   16.

17.Accrued management fee                                     89,502     18.

19.Other payables and accrued expenses                        39,736     20.

21. 22.TOTAL LIABILITIES                                     23.          812,911

24.25.NET ASSETS                                             26.         $ 81,830,647

27.Net Assets consist of:                                    28.         29.

30.Paid in capital                                           31.         $ 23,566,003

32.Undistributed net investment income                       33.          36,041

34.Accumulated undistributed net realized gain (loss)        35.          (940,371)
on investments

36.Net unrealized appreciation (depreciation)                37.          59,168,974
on investments

38.39.NET ASSETS, for 389,582 shares outstanding             40.         $ 81,830,647

41.42.NET ASSET VALUE, offering price and redemption         43.          $210.05
price per share ($81,830,647 (divided by) 389,582 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

44.INVESTMENT INCOME                                       46.         $ 1,939,061
45.Dividends

47.Interest                                                48.          275,847

49. 50.TOTAL INCOME                                        51.          2,214,908

52.EXPENSES                                                53.         54.

55.Management fee                                          $ 322,646   56.

57.Transfer agent fees                                      63,690     58.

59.Accounting fees and expenses                             46,004     60.

61.Non-interested trustees' compensation                    1,383      62.

63.Custodian fees and expenses                              16,884     64.

65.Registration fees                                        250        66.

67.Audit                                                    28,508     68.


69.Legal                                                    346        70.


71.Miscellaneous                                            909        72.

73. 74.TOTAL EXPENSES                                      75.          480,620

76.77.NET INVESTMENT INCOME                                78.          1,734,288

79.REALIZED AND UNREALIZED GAIN (LOSS)                     81.          928,813
80.Net realized gain (loss) on investment securities

82.Change in net unrealized appreciation (depreciation)    83.          20,595,018
on investment securities

84.85.NET GAIN (LOSS)                                      86.          21,523,831

87.88.NET INCREASE (DECREASE) IN NET ASSETS                89.         $ 23,258,119
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED DECEMBER 31,

                                                            1995                       1994

90.INCREASE (DECREASE) IN NET ASSETS

91.Operations                                               $ 1,734,288                $ 1,764,016
Net investment income

92. Net realized gain (loss)                                 928,813                    4,042,458

93. Change in net unrealized appreciation (depreciation)     20,595,018                 (2,209,651)

94. 95.NET INCREASE (DECREASE) IN NET ASSETS                 23,258,119                 3,596,823
RESULTING FROM OPERATIONS

96.DISTRIBUTIONS TO SHAREHOLDERS FROM NET                    (1,753,544)                (1,685,315)
INVESTMENT INCOME

97.SHARE TRANSACTIONS

98. Reinvestment of distributions                            402,081                    365,640

99. Cost of shares redeemed                                  (1,382,987)                (5,409,723)

100.101.                                                     (980,906)                  (5,044,083)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

102. 103.TOTAL INCREASE (DECREASE) IN NET ASSETS             20,523,669                 (3,132,575)

104.NET ASSETS                                              105.                       106.

107. Beginning of period                                     61,306,978                 64,439,553

108.                                                        $ 81,830,647               $ 61,306,978
End of period (including undistributed net investment
income of $36,041 and $55,297, respectively)

109.OTHER INFORMATION                                       111.                       112.
110.Shares

113. Issued in reinvestment of distributions                 2,064                      2,427

114. Redeemed                                                (7,905)                    (35,259)

115. Net increase (decrease)                                 (5,841)                    (32,832)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994       1993B      1992A      1991

116.SELECTED PER-SHARE
DATA

117.Net asset value,               $ 155.04                   $ 150.47   $ 142.93   $ 147.55   $ 114.22
beginning of period

118.Income from
Investment Operations

119. Net investment                 4.45                       4.29       3.73       3.79       3.44
income

120. Net realized and               55.06                      4.38       7.66       (4.76)     33.39
unrealized gain (loss)

121. Total from                     59.51                      8.67       11.39      (.97)      36.83
investment operations

122.Less Distributions

123. From net                       (4.50)                     (4.10)     (3.80)     (3.65)     (3.50)
investment income

124. In excess of net               -                          -          (.050)     -          -
investment income

125. Total distributions            (4.50)                     (4.10)     (3.85)     (3.65)     (3.50)

126.Net asset value, end           $ 210.05                   $ 155.04   $ 150.47   $ 142.93   $ 147.55
of period

127.TOTAL RETURN                    38.63                      5.86       8.05       (.61)      32.57
                                   %                          %          %          %          %

128.RATIOS AND SUPPLEMENTAL DATA

129.Net assets, end of             $ 81,831                   $ 61,307   $ 64,440   $ 63,891   $ 68,716
period (000 omitted)

130.Ratio of expenses to            .67                        .60        .61        .62%       .67
average net assets                 %                          %          %                     %

131.Ratio of net                    2.42                       2.82       2.52       2.58%      2.63
investment income to               %                          %          %                     %
average
net assets

132.Portfolio turnover              0                          0          0          0%         0
rate                               %                          %          %                     %


A AS OF JANUARY 1, 1992, THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $1,162,875, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $35,357. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets after the fee reduction.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. Under the prior contract, FSC received fees based on the type, size and number of accounts and the number of transactions made by shareholders. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .09% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
Fidelity Congress Street Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Congress Street Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Congress Street Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 31, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Income Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE